Exhibit 23.1


                INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the use of our report and all references to our firm included in or made a part of this Form S-8 registration statement.


Baltimore, Maryland                /s/ARTHUR ANDERSEN LLP
March 25, 1998



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